Income taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes
Note 25: Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in Canada, the United Kingdom, Guernsey, and Switzerland are subject to the tax laws of those jurisdictions.

For the years ended December 31, 2017, 2016, and 2015, the Bank did not record any unrecognized tax benefits or expenses and has no uncertain tax positions as at December 31, 2017, 2016, and 2015.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended December 31, 2017, 2016, and 2015. For the years ended December 31, 2017, 2016, and 2015, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	December 31, 2017	December 31, 2016	December 31, 2015
Current tax expense	856	727	819
Deferred tax expense	231	—	457
Total tax expense	1,087	727	1,276

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	December 31, 2017		December 31, 2016		December 31, 2015
	$	%	$	%	$	%
Income tax expense in international offices taxed at different rates	232	0.2%	(2,104)	(1.8)%	(904)	(1.1)%
Change in valuation allowance	597	0.4%	87	0.1%	466	0.6%
Prior year tax adjustments	(55)	—%	(71)	(0.1)%	80	0.1%
Other - net	313	0.2%	2,815	2.4%	1,634	2.0%
Income tax expense (benefit) at effective tax rate	1,087	0.7%	727	0.6%	1,276	1.6%

Deferred income taxes	December 31, 2017	December 31, 2016
Deferred income tax asset
Tax loss carried forward	6,868	5,770
Pension liability	1,152	1,594
Fixed assets	(223)	11
Allowance for compensated absence	15	8
Onerous leases	—	9
Deferred income tax asset before valuation allowance	7,812	7,392
Less: valuation allowance	(6,723)	(5,638)
Net deferred income tax assets	1,089	1,754

Deferred income tax liability
Other	—	—
Net deferred income tax assets	1,089	1,754

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred in the UK segment over the years ended December 31, 2017 and 2016. Such objective evidence limits the ability to consider other subjective evidence such as projections for future growth.

On the basis of this evaluation, as of December 31, 2017, a valuation allowance of $6.7 million (December 31, 2016: $5.6 million) has been recognized to record only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carry-forward period are reduced or increased, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth. This valuation allowance relates specifically to our UK segment.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $33.6 million (December 31, 2016: $28.2 million), which have an indefinite life.